EXHIBIT 10.26

Student Loan Guaranty

(For Loans to Students and Parents Under Title IV Part B of the
Higher Education Act of 1965 as amended)

Definitions: The term guarantor used herein shall mean the Great Lakes Higher Education Guaranty Corporation. Corporation shall mean Great Lakes Higher Education Guaranty Corporation. Lender shall include the undersigned and any eligible lender who becomes the assignee, pursuant to applicable statutes and regulations, of loans to students and parents granted under Title IV, Part B of the Higher Education Act of 1965, as amended (the “Act”).

Applicability. The benefits provided under this guaranty are applicable to any loan guaranteed under the Act. Within such limits as may be established herein and/or within such limits as the guarantor shall from time to time establish, the guarantor agrees to pay, upon proper notice of death, permanent and total disability, default or any other event or circumstance for which a claim may be paid under the Act, the outstanding principal and interest due to the lender upon any student or parent loan covered by this guaranty.*

Limitations. This guaranty is subject to all applicable federal statutes and administrative regulations. This guaranty is further subject to such limitations and procedures as are, or may be, established by Rules and Regulations of the Great Lakes Higher Education Guaranty Corporation (the “Corporation Rules and Regulations”). All applicable federal statutes and regulations and Corporation Rules and Regulations as they may from time to time be amended are made a part of this guaranty and incorporated herein.

The obligations of the lender as set forth in this guaranty shall constitute conditions precedent to any obligation on the part of the guarantor.

Obligations of the Lender:

(a) The lender shall be an eligible lender under the Act and federal regulations.

(b)	The lender shall exercise due diligence as defined under the Act and federal regulations and within the meaning of the Corporation Rules and Regulations.

(c)	The lender shall comply with all applicable federal statutes and regulations.

(d)	The lender shall notify the Corporation promptly of any change of name by the lender, or assignment of the lender’s interest under this guaranty.

(e)	Any assignments of any interest of the lender under this guaranty shall be only to appropriate eligible lenders and shall be in compliance with all applicable provisions of federal statutes and regulations and Corporation Rules and Regulations.

(f)	The lender shall cooperate with the Corporation, the Department of Education and any other appropriate federal agency in the collection of any defaulted student or parent loan.

(g)	The lender shall assist eligible borrowers in securing reductions on obligations to pay interest on loans made by, or assigned to, the lender which reductions the borrowers may be eligible to receive under applicable federal statutes and regulations and the Corporation Rules and Regulations.

Termination. This guaranty may be terminated by the lender as to any loans made by the lender following not less than thirty days notice to the Corporation. This guaranty may be terminated by the Great Lakes Higher Education Guaranty Corporation in the manner provided for by the Corporation Rules and Regulations. The termination of this guaranty shall not affect the coverage of any loans subject to this guaranty which were made prior to the date of termination.

*Notwithstanding the foregoing, default claims with respect to loans first disbursed on or after October 1, 1993, shall be paid at ninety-eight percent (98%) of the outstanding principal and interest due to the lender, or such lesser rate, if any, as may be provided in Section 428(b)(1)(G) of the Higher Education Act of 1965, as amended. Specifically, and without limitation, this guaranty shall not apply to any loan which is not eligible for reinsurance as a result of school based defenses or other defenses to enforceability under state or federal law. Payment hereunder is expressly limited to monies constituting the guarantor’s Guaranty Reserve Fund as established in accordance with the regulations governing the Federal Family Education Loan Program as found in 34 CFR 682.410(a)(1) or as provided under Title IV, Part B, Section 432(o) of the Higher Education Act of 1965, as amended.

Great Lakes Higher Education Guaranty Corporation

By:	Richard D. George

	Authorized Officer	Date

The above Guaranty is hereby accepted this __ day of _____________, 20___________ Exact Corporate Title The Bank of New York Trust Company of Florida, N.A., as eligible lender trustee for Consolidation Loan Funding, LLC By /s/Tricia Heintz Title of Officer Vice President Employer Identification Number 592283428 Lender Number 833873

GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION

R	LENDER ID NUMBER	EIN NUMBER

Great Lakes Guaranty Activation Request

1.	Lender Contact

NAME
ADDRESS
PHONE NUMBER	FAX NUMBER

2.	Mailing Address for Guaranty Related Correspondence

NAME
ADDRESS
PHONE NUMBER	FAX NUMBER

3.	Lender Servicer

☐By Lender	☐By Great	☐Lakes Other

CONTACT PERSON
PHONE NUMBER

Servicer

CODE
NAME
ADDRESS
ADDRESS

4.	Loan Types Offered:

☐ All Loan Types Except Consolidation	☐ Subsidized/Unsubsidized Only

☐ Subsidized Only	☐ PLUS Only

5.	Return this form and the enclosed guaranty contracts to the Customer Service Department in the appropriate area.

Great Lakes Higher Education Guaranty Corporation

Attn: Customer Service	Attn: Customer Service	Attn: Customer Service
444 Cedar Street, Suite 600	4689 Hilton Corporate Drive	2401 International Lane
St. Paul, MN 55101-2133	Columbus, OH 43232-4152	Madison, WI 53704-3192

Agreement With Respect to Making Consolidation Loans

Under Section 428C of the Higher Education Act of 1965

     CONSOLIDATION LOAN FUNDING, LLC, (the “Lender”), as beneficial owner of loans the legal title to which is held by its Eligible Lender Trustee, The Bank of New York Trust Company of Florida, N.A., Lender #833873, hereby enters into an agreement with GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION (“Guarantor”) for the purpose of making consolidation loans as authorized under Section 428C of the Higher Education Act of 1965, as amended (the “Act”).

     In the performance of their respective obligations under Section 428C of the Act, the Guarantor and Lender agree as follows:

1.	Lender shall exercise reasonable care and diligence in the making and collection of consolidation loans, and shall comply with the requirements of Section 428C of the Act, applicable regulations issued by the U.S. Department of Education, and applicable regulations issued by the Guarantor.

2.	Lender will make a consolidation loan to an eligible borrower (on request of the borrower) only if the borrower certifies that the borrower has no other application pending for a loan under Section 428C of the Act; and

(a)	Lender holds an outstanding loan of that borrower which is selected by the borrower for consolidation under Section 428C of the Act, except that this clause shall not apply in the case of a borrower with multiple holders of loans under the Act; or

(b)	the borrower certifies that the borrower has sought and has been unable to obtain a consolidation loan with income-sensitive repayment terms from the holders of the outstanding loans of that borrower (which are so selected for consolidation).

3.	Each consolidation loan made by Lender will bear interest, and be subject to repayment, in accordance with the provisions of Section 428C, subsection (c) of the Act.

4.	Each consolidation loan will be made by Lender, notwithstanding any other provision of Part B of Title IV of the Act limiting the annual or aggregate principal amount for all insured loans made to a borrower, in an amount

(a)	which is not less than the minimum amount required for eligibility of the borrower under Section 428C, subsection (a)(3) of the Act, and

(b)	which is equal to the sum of unpaid principal and accrued unpaid interest and late charges of all eligible student loans received by the eligible borrower which are selected by the borrower for consolidation.

5.	The proceeds of each consolidation loan will be paid by Lender to the holder or holders of the loans selected for consolidation to discharge the liability on such loans.

6.	The Lender shall offer an income-sensitive repayment schedule, established by the Lender in accordance with the regulations promulgated by the Secretary, to the borrower of any consolidation loan made by the Lender on or after July 1, 1994.

7.	Guarantor shall, following execution of this Agreement, issue to Lender in accordance with paragraph (b)(2) of Section 428C of the Act a Certificate of Comprehensive Insurance for Consolidation Loans (“Certificate”). The Certificate shall be effective for the period and limited to the amount stated therein, each as determined in the sole discretion of the Guarantor.

8.	Lender will reach agreement with the Guarantor for the periodic transmittal to the Guarantor of appropriate master file data with respect to consolidation loans in addition to the normal reporting requirements for loans insured under the Federal Family Education Loan Program have been established by the Guarantor. Lender will have and report master file data with respect to the separate balances of the particular loans consolidated at the time of consolidation.

9.	Section 428(C)(2) of the Act contains references to “other student loans”. For purposes hereof, “other student loans” shall mean loans made under a public or private student loan program by an institutional lender to the borrower that (a) are granted exclusively for the purpose of financing the borrower’s post-secondary education, (b) are set forth in the application/promissory note signed by the borrower when applying to Lender for a consolidation loan, and (c) may be verified as having been granted for the stated purpose.

10.	The Guarantor acknowledges that if a borrower selects for consolidation one or more loans made under Section 428B as in effect prior to the enactment of the Higher Education Amendments of 1986, whether or not owned by Lender, Lender will first refinance such loans at the rate authorized under Section 427(c)(4) of the Act and will use such rate for purposes of determining the interest rate on such borrower’s consolidation loan.

11.	Lender hereby certifies (a) that loans selected for consolidation are legal, valid, and binding obligations that were made in compliance with all applicable laws and regulations and that the insurance on such loans is in fill force and effect, and (b) that the consolidation loans made by Lender are legal, valid, and binding obligations that were made in compliance with all applicable laws and regulations. Lender agrees to repurchase from the Guarantor any consolidation loan insured hereunder (a) for which the Guarantor is denied federal reinsurance or is required at any time to reimburse the federal government for federal reinsurance previously paid on a consolidation loan in either case, solely as a result of any failure of Lender or its servicer to comply with the requirements of paragraph 1 hereof, or (b) in the event that a consolidation loan is determined to be unenforceable by a court of competent jurisdiction solely as a result of any action or inaction of Lender or its servicer, provided, however, that the Guarantor has notified Lender of such denial of federal reinsurance, claim for reimbursement, or court action and has given Lender an opportunity to assist in its resolution. The repurchase price shall be the amount of the Guarantor’s claim payment to Lender on any such loan.

12.	The terms of the Certificate of Comprehensive Insurance for Consolidation Loans are incorporated herein and made a part hereof as if set forth in their entirety.

CONSOLIDATION LOAN FUNDING, LLC, BY CLF MANAGEMENT, INC., MANAGER		GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION

By:	/s/ Ryan D. Katz	By:	/s/ Richard D. George

Name: Ryan D. Katz		Name: Richard D. George

Title: President		Title: President & CEO

Effective Date:	March 1, 2002
Certificate Amount:	$1,000,000,000
Lender ID No.:	833873

CERTIFICATE OF COMPREHENSIVE INSURANCE FOR CONSOLIDATION LOANS

     WHEREAS, CONSOLIDATION LOAN FUNDING, LLC, (the “Lender”) as beneficial owner of loans the legal title to which is held by its Eligible Lender Trustee, The Bank of New York Trust Company of Florida, N.A., wishes to secure insurance on consolidation loans made pursuant to Section 428C of Title IV, Part B of the Higher Education Act of 1965, as amended, (the “Act”), and

     WHEREAS, the Great Lakes Higher Education Guaranty Corporation (the “Guarantor”) is authorized by the Act to provide such loan insurance through the issuance of a certificate of comprehensive insurance coverage under the provisions of Section 428(C)(2) of the Act,

     NOW THEREFORE, to evidence its intent to guarantee, Guarantor does issue, as of the Effective Date shown above, this Certificate of Comprehensive Insurance (“Certificate”), upon the following terms and conditions:

1.	Within the limits established by the provisions of this certificate and without further action by the Guarantor, all consolidation loans which are eligible for insurance under the Act and are made in conformity with Section 428C of the Act and the agreement entered into by the Guarantor and Lender pursuant to such section of the Act shall, if designated by Lender to be subject to this certificate, be insured from the time of disbursement against the loss of interest and principal by the Guarantor.

Notwithstanding the foregoing, default claims with respect to loans first disbursed on or after October 1, 1993, shall be paid at ninety-eight percent (98%) of the outstanding principal and interest due to the lender, or such other rate, if any, as may be provided in Section 428(b)(1)(G) of the Higher Education Act of 1965, as amended. Specifically, and without limitation, this guaranty shall not apply to any consolidation loan or any consolidation loan which consolidates a loan which is not eligible for reinsurance as a result of school based defenses or other defenses to enforceability under state or federal law. Payment hereunder is expressly limited to monies constituting the guarantor’s Guaranty Reserve Fund as established in accordance with the regulations governing the Federal Family Education Loan Program as found in 34 CFR 682.410(a)(1) or as provided under Title IV, Part B, Section 432(o) of the Higher Education Act of 1965, as amended.

2.	A consolidation loan will not be insured under this certificate unless Lender has determined, to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated (a) that the loan is a legal, valid and binding obligation of the borrower; (b) that each such loan was made and serviced in compliance with applicable laws and regulations; and (c) in the case of loans made under Part B of the Act, that the insurance on such loan is in full force and effect.

3.	This Certificate shall have effect with respect to Federal Consolidation Loans made by Lender for the period from the Effective Date shown above until February 28, 2004, provided that the aggregate Initial Principal Amount of such Federal Consolidation Loans does not exceed the Certificate Amount shown above and, provided further, that this Certificate shall not have effect with respect to any Federal Consolidation Loan which has not been made by Lender in accordance with all of the terms of the Agreement and on a promissory note form provided or approved by Guarantor.

4.	With respect to loans insured under this certificate, Lender shall submit such reports (a) to the Guarantor as it may reasonably require to carry out its responsibilities under the Act and (b) to the U. S. Secretary of Education as it may require.

5.	All claims submitted by Lender under this certificate will be directed to:

Great Lakes Higher Education Guaranty Corporation
2401 International Lane
Madison, WI 53704

6.	All administrative and procedural matters related to loans issued under certificate will be directed to:

Great Lakes Higher Education Guaranty Corporation
2401 International Lane
Madison, WI 53704

7.	Repayment terms offered to borrowers will include both level and graduated payment schedules. For consolidation loans made after July 1, 1994, income-sensitive repayment schedules shall be offered in accordance with regulations promulgated by the Secretary. Graduated payment schedules may provide for an initial period of interest only payments. Loans will be made for up to the maximum period provided by law and the interest rate will be equal to or less than the applicable rate.

8.	If at any time prior to the expiration of this certificate, Lender no longer proposes to make consolidation loans insured hereunder, it shall notify the Guarantor and this certificate may be terminated on a mutually agreed upon date.

No loans made under this certificate prior to its expiration, or the termination thereof under this provision, shall be affected by such expiration or termination.

9.	The Guarantor may, for any reason, terminate Lender’s authority to make insured loans hereunder upon 90 days written notice prior to the effective date of the termination.

This guaranty may also be terminated by Great Lakes Higher Education Guaranty Corporation in the manner provided for by the Corporation Rules and Regulations.

Loans made prior to the date of any such termination will not be affected by the action of the Guarantor provided they are otherwise insurable.

10.	The terms of the Agreement between Lender and Great Lakes Higher Education Guaranty Corporation With Respect to Making Consolidation Loans under Section 428C of the Higher Education Act of 1965 are incorporated herein and made a part hereof as if set forth herein in their entirety.

GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION
By:	/s/ Richard D. George
Richard D. George
President & CEO

RIDER

Dated March 1, 2002

to

CERTIFICATE OF COMPREHENSIVE INSURANCE FOR CONSOLIDATION LOANS

Dated March 1, 2002

This Rider is made and entered into this 1st day of March 2002, between the GREAT LAKES HIGHER EDUCATION GUARANTY CORPORATION (herein referred to as the “Agency”) and CONSOLIDATION LOAN FUNDING, LLC (herein referred to as the “Lender”) as beneficial owner of loans the legal title to which is held by its Eligible Lender Trustee, The Bank of New York Trust Company of Florida, N.A.

WHEREAS, the Agency has issued a Certificate of Comprehensive Insurance dated March 1, 2002 (herein referred to as the “Certificate”) to Lender, and the Agency and the Lender wish to modify and/or supplement said Certificate as set forth below.

NOW THEREFORE, it is mutually agreed that (and the defined terms herein have the meaning ascribed to them in the Certificate):

1.	For all Consolidation Loans made by Lender in accordance with the Certificate and this Rider, the Agency agrees to insure Consolidation Loans without regard to whether the borrower has an active loan guaranteed by the Agency.

2.	Lender further agrees as follows with respect to Consolidation Loans made under the Certificate:

(a)	Lender agrees not to include defaulted loans in any Consolidation Loan;

(b)	Lender agrees that at least 80% of the principal amount of Consolidation Loans each year will be made to borrowers who attended a four-year eligible educational institution; and

(c)	Lender agrees to a minimum $7,500 Consolidation Loan amount.

3.	The Agency shall administer its Consolidation Loan program, and perform the terms of the Certificate and this Rider, in compliance with Part B of Title IV of the Higher Education Act of 1965, as amended, and the regulations of the U.S. Department of Education promulgated thereunder.

4.	Paragraphs 1 and 3 of this Rider amend the Certificate, but only insofar as specifically stated herein. The Certificate, as modified and/or supplemented by this Rider, is hereby ratified and confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Rider as of the date first above written.

CONSOLIDATION LOAN FUNDING, LLC		GREAT LAKES HIGHER EDUCATION
BY CLF MANAGEMENT, INC.,		GUARANTY CORPORATION
MANAGER

By:	/s/ Ryan D. Katz	By:	/s/ Richard D. George

	(Signature)		(Signature)

Name: Ryan D. Katz		Name: Richard D. George

Title: President		Title: President & CEO